SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                             ---------------------



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                                 August 12, 2003
                Date of Report (Date of earliest event reported)


                             ---------------------

                             SOUTHWEST WATER COMPANY

             (Exact name of registrant as specified in its charter)

        Delaware                          0-8176             95-1840947
(State or other Jurisdiction     (Commission File Number)   (IRS Employer
    of Incorporation)                                     Identification Number)

       225 North Barranca Avenue                               91791
               Suite 200                                     (Zip Code)
        West Covina, California
(Address of principal executive offices)

                                 (626) 915-1551
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)





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                                                                               2

Item 12   Results of Operations and Financial Condition

     On August 12, 2003, Southwest Water Company issued the press release attached to this report as Exhibit 99.1 announcing its results for the second quarter of 2003. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

EXHIBIT INDEX

Exhibits:
---------

99.1 Press Release "Southwest Water Company Reports Increased Second Quarter Revenue and Earnings".




SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SOUTHWEST WATER COMPANY


Date:    August 12, 2003                      By:      /s/ RICHARD J. SHIELDS
                                                       ----------------------
                                              Name:    Richard J. Shields
                                              Title:   Chief Financial Officer